UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2009
CAPITALSOURCE INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31753	35-2206895
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (301) 841-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     In connection with previously disclosed negotiations with our credit facility lenders to extend and restructure our various credit facilities, we expect there will be an ongoing need for extensions of existing waivers and/or additional waivers. For example, on March 6, 2009 we obtained an extension of a waiver (the “Waiver”) to the Sale and Servicing Agreement dated as of May 8, 2008, as amended to date, by and among CS Funding VII Depositor LLC, as the seller, CapitalSource Finance LLC, as the originator, and as the servicer, each of the Issuers from time to time party thereto, each of the Liquidity Banks from time to time party thereto, Citicorp North America, Inc., as the administrative agent for the Issuers and Liquidity Banks thereunder (the “Administrative Agent”), and Wells Fargo Bank, National Association, not in its individual capacity but as the backup servicer and collateral custodian. Like the previously disclosed existing waiver, the Waiver is revocable at the discretion of the Administrative Agent and extends the waiver of the aggregate portfolio charge-off ratio financial covenant for the December 2008 through February 2009 reporting periods to avoid a potential event of default.
     This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including certain plans, expectations and strategies, including our intention to amend our credit facilities and possible future defaults, all of which are subject to numerous assumptions, risks, and uncertainties. All statements contained in this Current Report on Form 8-K that are not clearly historical in nature are forward-looking, and the words “may,” “assume,” “intend,” “believe,” “expect,” “will,” “look forward,” and similar expressions are generally intended to identify forward-looking statements. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond our control which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including without limitation, those described in CapitalSource’s 2008 Annual Report on Form 10-K and documents subsequently filed by CapitalSource with the Securities and Exchange Commission. All forward-looking statements included in this Current Report are based on information available as of the time of the filing of such Current Report. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2009	/s/ STEVEN A. MUSELES
Steven A. Museles
Executive Vice President, Chief Legal Officer and Secretary